UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-3534

Name of Fund:  Merrill Lynch U.S.A. Government Reserves

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch U.S.A. Government Reserves, 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 2/28/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
February 28, 2003


Merrill Lynch
U.S.A. Government
Reserves


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



Merrill Lynch U.S.A.Government Reserves
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




Merrill Lynch U.S.A. Government Reserves, February 28, 2003


DEAR SHAREHOLDER


For the six-month period ended February 28, 2003, Merrill Lynch
U.S.A. Government Reserves paid shareholders a net annualized dividend of .84%.* The Fund's 7-day yield as of February 28, 2003 was .55%.

The average portfolio maturity for the Fund at February 28, 2003 was 60 days, compared to 53 days at August 31, 2002.


The Environment
During the six-month period ended February 28, 2003, the U.S. economy experienced a slowdown in growth that was more pronounced than many had anticipated. The fourth quarter of 2002 gross domestic product rate declined to 1.4% from a relatively strong 4% in the third quarter. Consumer spending trailed off in the fourth quarter after supporting the economy during the first three quarters of 2002, and the slowing trend continued into the first quarter of 2003. Job losses, concerns about a military conflict with Iraq and a heightened fear of terrorist attacks were key factors that led a large drop in consumer confidence. Corporations have been trimming expenses to achieve profitability, but few have seen top-line growth. The expected increase in business capital expenditures has not materialized since there is still overcapacity in many sectors.

Low mortgage rates have supported the strength in the housing market, and mortgage refinancing has provided consumers with some financial flexibility. However, hopes that lower interest rates will be sufficient to stimulate economic growth later this year are fading.

The impact of the economic data on the markets was muted in light of other events that have affected the markets, mostly the threat of an imminent outbreak of hostilities with Iraq. The short end of the U.S. Treasury market has been subject to a safe-haven trade during the past several months, with U.S. Treasury yields approaching historical lows. During this period, the equity market has been unable to sustain a rally as a host of issues (not limited to a new Middle East conflict) confronted investors. Since the first of the year, concerns over corporate misdeeds have been sufficiently addressed to bring investors back to the corporate bond market, resulting in a significant tightening of credit spreads. Recently, rising energy costs have further reduced corporate profits and hampered hiring activities while bringing the level of real interest rates below zero. Nevertheless, the inability of the economy to grow has led to increased speculation that the Federal Reserve Board may have to lower interest rates again before the cycle is over.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



Portfolio Matters
We have long relied on barbelling the portfolio, which emphasizes holding a majority of the Fund's assets under 30 days for liquidity and holding the balance of the assets longer (12 months - 18 months) for incremental yield and price appreciation. In response to a weak economy and geopolitical pressures, the Federal Reserve Board's stance toward providing liquidity has, for the most part, flattened the front end of the yield curve despite record issuance in both U.S. Treasury bills and notes. Obtaining incremental yield has become increasingly difficult as the time frame to exceed levels offered in the financing market has been extended from six months to 22 months.

During the past few months, we exercised caution in adding longer-dated notes. With the short end of the yield curve flat and interest rates at historical lows, the risk/reward ratio seemed out of balance. On occasion, we were able to trade the two-year sector as the market became range-bound and mirrored moves in the equity markets. However, we chose the 18-month sector, as the roll down in yields appeared the most attractive. In the front end, we have favored the four-week bill when its yields were attractive compared to term-financing levels and the six-month bill when its yields were positive to the three-month sector.



Merrill Lynch U.S.A. Government Reserves, February 28, 2003


Looking ahead, we remain guarded as to the near-term direction of interest rates. On the supply side, we expect increased bill issuance to fund the costs related to the conflict with Iraq, and upon the resolution of the debt ceiling, we expect a steepening of the yield curve as the three-year Treasury note will be reintroduced as part of the quarterly refunding cycle.


In Conclusion
We thank you for your continued investment in Merrill Lynch U.S.A. Government Reserves, and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(John Ng)
John Ng
Vice President and Portfolio Manager



March 21, 2003




OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
Donald W. Burton, Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Fred G. Weiss, Trustee
Kevin J. McKenna, Senior Vice President
John Ng, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



J. Thomas Touchton, Trustee of Merrill Lynch U.S.A. Government
Reserves, has recently retired. The Fund's Board of Trustees wishes Mr. Touchton well in his retirement.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210




Merrill Lynch U.S.A. Government Reserves, February 28, 2003


SCHEDULE OF INVESTMENTS                                                            (in Thousands)


                                       Face           Interest          Maturity
Issue                                 Amount            Rate              Date            Value
U.S. Government Obligations--44.9%

U.S. Treasury Bills*                 $ 18,000           1.17  %          3/06/2003      $  17,998
                                       10,000           1.17             3/06/2003          9,999
                                       10,000           1.19             3/06/2003          9,999
                                        5,000           1.21             3/06/2003          5,000
                                        7,000           1.225            3/20/2003          6,996
                                        6,000           1.22             3/27/2003          5,995
                                        7,000           1.225            3/27/2003          6,994
                                          500           1.225            6/12/2003            498
                                        4,800           1.22             7/17/2003          4,778

U.S. Treasury Notes                     1,600           4.25             3/31/2003          1,604
                                        1,000           3.625            8/31/2003          1,012
                                        2,500           2.75             9/30/2003          2,523
                                        1,000           2.75            10/31/2003          1,010
                                        7,900           3.25            12/31/2003          8,035
                                        2,800           3.625            3/31/2004          2,871
                                        3,500           3.375            4/30/2004          3,585
                                        2,850           2.875            6/30/2004          2,909
                                        1,625           2.25             7/31/2004          1,646
                                        2,300           2.125            8/31/2004          2,326
                                          500           1.875            9/30/2004            504
                                          800           2.125           10/31/2004            810
                                          600           1.75            12/31/2004            603

Total U.S. Government Obligations
(Cost--$97,522)                                                                            97,695




Face
Amount                                           Issue
Repurchase Agreements--54.4%

$10,000      ABN AMRO Inc., purchased on 2/28/2003 to yield 1.32% to 3/03/2003, repurchase price $10,001, collateralized by U.S. Treasury Notes,
             5.25% due 8/15/2003                                                        $  10,000

 10,000      Bank of America Securities LLC, purchased on 2/28/2003 to yield
             1.31% to 3/03/2003, repurchase price $10,001, collateralized by
             U.S. Treasury Notes, 6.50% due 10/15/2006                                     10,000

 10,000      Barclays Capital Inc., purchased on 2/28/2003 to yield 1.33% to
             3/03/2003, repurchase price $10,001, collateralized by U.S. Treasury
             Bills, 0% due 8/31/2003                                                       10,000

 10,000      Credit Suisse First Boston Corp., purchased on 2/25/2003 to yield
             1.26% to 3/04/2003, repurchase price $10,002, collateralized by GNMA,
             6.50% to 7.00% due 7/15/2030 to 10/15/2030                                    10,000




Face
Amount                                           Issue                                    Value
Repurchase Agreements (concluded)

$10,000      Deutsche Bank Securities Inc., purchased on 2/28/2003 to yield
             1.31% to 3/07/2003, repurchase price $10,003, collateralized by
             GNMA, 6.50% to 7.50%  due 11/15/2023 to 5/15/2032                          $  10,000

 10,000      Goldman Sachs & Company, purchased on 2/05/2003 to yield 1.24%
             to 3/07/2003, repurchase price $10,010, collateralized by GNMA,
             7.00% to 7.125% due 5/15/2028 to 11/15/2030                                   10,000

 10,000      Greenwich Capital Markets, Inc., purchased on 2/27/2003 to yield
             1.28% to 3/06/2003, repurchase price $10,002, collateralized by
             GNMA, 6.50% due 7/15/2032 to 2/15/2033                                        10,000

  8,364      HSBC Securities (USA), Inc. purchased on 2/28/2003 to yield 1.33%
             to 3/03/2003, repurchase price $8,365, collateralized by U.S.
             Treasury STRIPS, 0% to 7.875% due 5/15/2003 to 8/15/2030                       8,364

 10,000      J.P. Morgan Securities Inc., purchased on 2/26/2003 to yield 1.26%
             to 3/05/2003, repurchase price $10,002, collateralized by GNMA, 6.00%
             to 9.00% due 12/20/2026 to 6/15/2033                                          10,000

 10,000      Merrill Lynch Government Securities, purchased on 2/25/2003 to yield
             1.26% to 3/04/2003, repurchase price $10,002, collateralized by GNMA,
             5.375% to 10.00% due 6/15/2003 to 9/15/2031                                   10,000

 10,000      Salomon Smith Barney, Inc., purchased on 2/25/2003 to yield 1.25% to
             3/04/2003, repurchase price $10,002, collateralized by GNMA, 5.00% to
             10.50% due 12/15/2003 to 2/15/2033                                            10,000

 10,000      UBS Warburg LLC, purchased on 2/27/2003 to yield 1.28% to 3/06/2003, repurchase price $10,002, collateralized by GNMA, 5.50% to 12.00% due
             11/15/2010 to 2/15/2033                                                       10,000

Total Repurchase Agreements (Cost--$118,364)                                              118,364

Total Investments (Cost--$215,886)--99.3%                                                 216,059
Other Assets Less Liabilities--0.7%                                                         1,461
                                                                                        ---------
Net Assets--100.0%                                                                      $ 217,520
                                                                                        =========

*U.S. Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

See Notes to Financial Statements.




Merrill Lynch U.S.A. Government Reserves, February 28, 2003


FINANCIAL INFORMATION
Statement of Assets and Liabilities as of February 28, 2003
Assets:         Investments, at value (identified cost--$215,886,374*)                                    $  216,059,300
                Cash                                                                                                 336
                Receivables:
                   Beneficial interest sold                                              $    3,722,216
                   Interest                                                                     249,007        3,971,223
                                                                                         --------------
                Prepaid registration fees                                                                         28,948
                                                                                                          --------------
                Total assets                                                                                 220,059,807
                                                                                                          --------------

Liabilities:    Payables:
                   Beneficial interest redeemed                                               2,286,564
                   Distributor                                                                  123,289
                   Investment adviser                                                            74,287        2,484,140
                                                                                         --------------
                Accrued expenses and other liabilities                                                            55,913
                                                                                                          --------------
                Total liabilities                                                                              2,540,053
                                                                                                          --------------

Net Assets:     Net assets                                                                                $  217,519,754
                                                                                                          ==============

Net Assets      Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:     shares authorized                                                                         $   21,734,683
                Paid-in capital in excess of par                                                             195,612,145
                Unrealized appreciation on investments--net                                                      172,926
                                                                                                          --------------
                Net Assets--Equivalent to $1.00 per share based on 217,346,828
                shares of beneficial interest outstanding                                                 $  217,519,754
                                                                                                          ==============

*The aggregate cost of investments at February 28, 2003 for Federal income tax purposes was $215,886,897. As of February 28, 2003, net unrealized appreciation for Federal income tax purposes amounted to $172,403, all of which is related to appreciated securities.

See Notes to Financial Statements.



Statement of Operations

                                                                                                For the Six Months Ended
                                                                                                       February 28, 2003
Investment      Interest and amortization of premium and discount earned                                  $    1,865,116
Income:

Expenses:       Investment advisory fees                                                 $      506,719
                Distribution fees                                                               131,888
                Transfer agent fees                                                             129,618
                Professional fees                                                                36,199
                Accounting services                                                              29,866
                Registration fees                                                                27,651
                Trustees' fees and expenses                                                      20,606
                Printing and shareholder reports                                                 17,621
                Custodian fees                                                                    9,863
                Pricing fees                                                                        542
                Other                                                                             7,645
                                                                                         --------------
                Total expenses                                                                                   918,218
                                                                                                          --------------
                Investment income--net                                                                           946,898
                                                                                                          --------------

Realized &      Realized gain on investments--net                                                                  8,526
Unrealized      Change in unrealized appreciation on investments--net                                           (23,225)
Gain (Loss) on                                                                                            --------------
Investments--   Total realized and unrealized loss on investments--net                                          (14,699)
Net:                                                                                                      --------------
                Net Increase in Net Assets Resulting from Operations                                      $      932,199
                                                                                                          ==============


See Notes to Financial Statements.



Merrill Lynch U.S.A. Government Reserves, February 28, 2003


FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets

                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                           February 28,      August 31,
Increase (Decrease) in Net Assets:                                                             2003             2002
Operations:     Investment income--net                                                   $      946,898   $    4,118,244
                Realized gain on investments--net                                                 8,526           17,366
                Change in unrealized appreciation/depreciation on investments--net             (23,225)         (47,105)
                                                                                         --------------   --------------
                Net increase in net assets resulting from operations                            932,199        4,088,505
                                                                                         --------------   --------------

Dividends &     Investment income--net                                                        (946,898)      (4,118,244)
Distributions   Realized gain on investments--net                                               (8,526)         (17,366)
to                                                                                       --------------   --------------
Shareholders:   Net decrease in net assets resulting from dividends and
                distributions to shareholders                                                 (955,424)      (4,135,610)
                                                                                         --------------   --------------

Beneficial      Net proceeds from sale of shares                                            223,873,214      452,678,290
Interest        Value of shares issued to shareholders in reinvestment of dividends
Transactions:   and distributions                                                               955,534        4,135,529
                                                                                         --------------   --------------
                                                                                            224,828,748      456,813,819
                Cost of shares redeemed                                                   (251,514,722)    (482,600,728)
                                                                                         --------------   --------------
                Net decrease in net assets derived from beneficial interest
                transactions                                                               (26,685,974)     (25,786,909)
                                                                                         --------------   --------------

Net Assets:     Total decrease in net assets                                               (26,709,199)     (25,834,014)
                Beginning of period                                                         244,228,953      270,062,967
                                                                                         --------------   --------------
                End of period                                                            $  217,519,754   $  244,228,953
                                                                                         ==============   ==============

See Notes to Financial Statements



Financial Highlights

The following per share data and ratios
have been derived from information                               For the Six
provided in the financial statements.                            Months Ended
                                                                 February 28,       For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                              2003       2002       2001        2000       1999
Per Share       Net asset value, beginning of period               $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
Operating                                                          --------   --------   --------   --------    --------
Performance:       Investment income--net                             .0041      .0150      .0443      .0446       .0420
                   Realized and unrealized gain (loss) on
                   investments--net                                 (.0001)    (.0001)      .0012      .0005     (.0010)
                                                                   --------   --------   --------   --------    --------
                Total from investment operations                      .0040      .0149      .0455      .0451       .0410
                                                                   --------   --------   --------   --------    --------
                Less dividends and distributions:
                   Investment income--net                           (.0041)    (.0150)    (.0443)    (.0446)     (.0420)
                   Realized gain on investments--net                   --**    (.0001)    (.0002)         --     (.0002)
                                                                   --------   --------   --------   --------    --------
                Total dividends and distributions                   (.0041)    (.0151)    (.0445)    (.0446)     (.0422)
                                                                   --------   --------   --------   --------    --------
                Net asset value, end of period                     $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
                                                                   ========   ========   ========   ========    ========
                Total investment return                               .84%*      1.45%      4.59%      4.94%       4.29%
                                                                   ========   ========   ========   ========    ========

Ratios to       Expenses                                              .82%*       .80%       .92%       .84%        .82%
Average                                                            ========   ========   ========   ========    ========
Net Assets:     Investment income and realized gain
                on investments--net                                   .85%*      1.48%      4.49%      4.82%       4.22%
                                                                   ========   ========   ========   ========    ========

Supplemental    Net assets, end of period (in thousands)           $217,520   $244,229   $270,063   $395,851    $615,881
Data:                                                              ========   ========   ========   ========    ========


*Annualized.
**Amount is less than $.0001 per share.

See Notes to Financial Statements.



Merrill Lynch U.S.A. Government Reserves, February 28, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of .45% of the average daily net assets of the Fund.




Merrill Lynch U.S.A. Government Reserves, February 28, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholders' accounts.

FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of ML & Co., is the Fund's distributor.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 28, 2003, the Fund reimbursed MLIM $2,420 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee?
If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch U.S.A. Government Reserves

By:    /s/ Terry K. Glenn
       Terry K. Glenn,
       President of
       Merrill Lynch U.S.A. Government Reserves

Date: April 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Terry K. Glenn
       Terry K. Glenn,
       President of
       Merrill Lynch U.S.A. Government Reserves

Date: April 21, 2003

By:    /s/ Donald C. Burke
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S.A. Government Reserves

Date: April 21, 2003